UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 26, 2012

TPC GROUP INC.

(Exact name of registrant as specified in its charter)

Delaware	001-34727	20-0863618
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5151 San Felipe, Suite 800, Houston, Texas 77056

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (713) 627-7474

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

On April 26, 2012, TPC Group Inc. (the “Company”) issued a press release announcing its financial results for the first quarter ended March 31, 2012. A copy of the Company’s April 26, 2012 press release is attached hereto as Exhibit 99.1.

The Company’s management will discuss the quarterly results during a conference call and webcast at 10:00 a.m. Eastern Time (9:00 a.m. Central Time) on Friday, April 27, 2012. Interested parties may listen to the call by dialing (877) 415-4081, or internationally dialing (708) 290-1135 at least 10 minutes prior to the start time and asking for the TPC Group call. Additionally, participants may access live the webcast and related presentation materials from the Investors /Events and Presentations page of the Company’s website at www.tpcgrp.com . A replay of the call will be available through Friday, May 11, 2012 by calling (855) 859-2056 using conference ID 71863681. Also, an archive of the webcast will be available shortly after the call on the Company’s website. Financial information supplemental to the conference call will be available on the Company’s website prior to the call and is attached hereto as Exhibit 99.2.

Pursuant to General Instruction B.2 of Form 8-K and Securities and Exchange Commission Release No. 33-8176, the information contained in Exhibit 99.1 and Exhibit 99.2 furnished as exhibits hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, is not subject to the liabilities of that section, and shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Exhibit 99.1 and Exhibit 99.2 contain certain non-GAAP financial information. The reconciliation of such non-GAAP financial information to GAAP financial measures is included in Exhibit 99.1 and Exhibit 99.2 and the schedules thereto. Further, Exhibit 99.1 and Exhibit 99.2 contain statements intended as “forward-looking statements,” all of which are subject to the cautionary statements about forward-looking statements set forth therein.

Item 7.01	Regulation FD Disclosure.

The information set forth in Item 2.02 above and in Exhibit 99.1 and Exhibit 99.2 to this Current Report on Form 8-K is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

99.1	Earnings Press Release dated April 26, 2012

99.2	First Quarter Fiscal Year 2012 – Supplemental Financial Information

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TPC GROUP INC.

Date: April 26, 2012	By:	/s/ Rishi A. Varma
Rishi A. Varma
Vice President, General Counsel and Secretary

INDEX TO EXHIBITS

Exhibit No.	Description

99.1	Earnings Press Release dated April 26, 2012

99.2	First Quarter Fiscal Year 2012 – Supplemental Financial Information